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                                                                    Exhibit 99.1


                       RESTORATION HARDWARE NAMES NEW COO;
   FORMER REDENVELOPE PRESIDENT AND COO JOINS RESTORATION HARDWARE AS EVP, COO
            AND IS NAMED A MEMBER OF THE COMPANY'S BOARD OF DIRECTORS

CORTE MADERA, Calif., June 28 -- Restoration Hardware, Inc. (Nasdaq: RSTO) today announced the appointment of Tom Bazzone to the position of Executive Vice President and Chief Operating Officer, effective July 16, 2001. Mr. Bazzone will also join the company's Board of Directors.

        In this new role Mr. Bazzone will have responsibility for distribution, systems, inventory management, direct-to-customer operations, and human resources.

        Gary Friedman, Restoration's CEO, noted, "I am thrilled to have Tom as a member of the Restoration Hardware leadership team. His breadth of experience in merchandising, systems, and direct-to-customer operations, as well as his superb team building and leadership skills make him uniquely qualified for this position."

        Prior to the announcement of his new position at Restoration Hardware, Mr. Bazzone held the position of President and COO at San Francisco-based RedEnvelope, joining that company in 1999. At RedEnvelope, he held day-to-day responsibility for merchandising, inventory management, fulfillment, customer service and human resources.

        Before joining RedEnvelope, Mr. Bazzone spent 4 years at Williams-Sonoma Inc. in various positions, including Vice President of Merchandise Operations for the direct-to-customer division, overseeing the planning and inventory management functions for all five of Williams-Sonoma's catalogs.

        Mr. Bazzone started his retail career at Grossman's, then the nation's 3rd largest home improvement chain where he spent 10 years in various merchandising and operations positions.

        Restoration Hardware, Inc. is a specialty retailer of home furnishings, functional and decorative hardware and related merchandise that reflects the Company's classic and authentic American point of view. Restoration Hardware sells its merchandise offering through its retail stores, catalog (800-762-1005) and on-line at www.restorationhardware.com.

        Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: This release may contain forward-looking statements that involve known and unknown risks. Such forward-looking statements include statements as to our plans to open additional stores, the results of strategic initiatives, the anticipated performance of new stores, the impact of competition and other statements containing words such as "believes," "anticipates," "estimates," "expects," "may," "intends," and words of similar import or statements of

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management's opinion. These forward-looking statements and assumptions involve known and unknown risks, uncertainties and other factors that may cause the actual results, market performance or our achievements to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Important factors that could cause such differences include, but are not limited to, changes in economic or business conditions in general, changes in product supply, changes in the competitive environment in which we operate, competition for and the availability of sites for new stores, changes in our management information needs, changes in customer needs and expectations and governmental actions and other factors detailed in the Company's filings with the Securities and Exchange Commission including its recent filings on Forms 10-K and 10-Q including those described in "Factors That May Affect Future Results," "Management's Discussion and Analysis of Financial Condition and Results of Operations" under the caption "Liquidity and Capital Resources" and in "Business" under the caption "Competition." The company undertakes no obligation to update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this release.

Contact: Walter Parks, Executive Vice President and Chief Administrative Officer of Restoration Hardware, Inc., 415-446-4132, or fax, 415-472-5364